Exhibit 10.28
AMENDMENT AGREEMENT
AMENDMENT AGREEMENT (this “Amendment Agreement”), dated as of January 26, 2006 between Deutsche Bank AG London (“DBAG”) and GCAM LLC (“Agent”). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided in the Foreign Exchange Prime Brokerage Agreement referred to below.
W I T N E S S E T H:
WHEREAS, DBAG and Agent are parties to a Foreign Exchange Prime Brokerage Agreement dated as of October 18, 2005 (as amended, supplemented or modified from time to time, the “FXPB Agreement”);
WHEREAS, DBAG and Agent wish to amend the FXPB Agreement as herein provided;
NOW, THEREFORE, it is agreed that:
1.	Annex D of the FXPB Agreement shall be amended to include the following as a Fund thereunder:

“Frontier Trading Company, LLC (Spread Basis”)

2.	This Amendment Agreement is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the FXPB Agreement.

3.	This Amendment Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of executed counterparts shall be lodged with DBAG and Agent.

4.	This Amendment Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of England and Wales.

5.	This Amendment Agreement shall become effective on the date when DBAG and Agent shall have signed a copy hereof (whether the same or different copies) and delivered (including by way of facsimile transmission) the same to each other.
IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment Agreement to be duly executed and delivered as of the date first above written.

DEUTSCHE BANK AG LONDON		GCAM, LLC

By:	/s/ John Moody	By:	/s/ Thomas Quinn
Name: John Moody		Name: Thomas Quinn
Title: Legal Counsel		Title: Chief Operation Officer

By:	[illegible]
Name: [illegible]
Title: [illegible]

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